Dividend Restrictions	12 Months Ended
Dec. 31, 2020
Equity [Abstract]
Dividend Restrictions
NOTE 17: DIVIDEND RESTRICTIONS
The Parent Company is a separate legal entity from the Bank and must provide for its own liquidity. In addition to operating expenses and any share repurchases, the Parent Company is responsible for paying any dividends declared to the

Company’s shareholders. As a Delaware corporation, the Parent Company is able to pay dividends either from surplus or, in case there is no surplus, from net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year.
Various legal restrictions limit the extent to which the Company’s subsidiary bank can supply funds to the Parent Company and its non-bank
subsidiaries. The Company’s subsidiary bank would require the approval of the Superintendent of the NYSDFS if the dividends they declared in any calendar year were to exceed the total of their respective net profits for that year combined with their respective retained net profits for the preceding two calendar years, less any required transfer to paid-in
capital. The term “net profits” is defined as the remainder of all earnings from current operations plus actual recoveries on loans, investments, and other assets, after deducting from the total thereof all current operating expenses, actual losses if any, and all federal, state, and local taxes. In 2020, dividends of $380.0 million were paid by the Bank to the Parent Company. At December 31, 2020, the Bank could have paid additional dividends of $301.6 million to the Parent Company without regulatory approval.